Exhibit 99.02
                                                                   -------------


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                               ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of Allou Healthcare, Inc. (the "Company") on Form 10-Q for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David Shamilzadeh, President, Principal Financial Officer and Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that to my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 13, 2003

                                               /s/ David Shamilzadeh
                                               ---------------------------------
                                               Name: David Shamilzadeh
                                               President, Principal Financial
                                               Officer and Principal Accounting
                                               Officer




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